Significant Accounting Policies	12 Months Ended
Dec. 31, 2025
PVH Associates Investment Plan [Member]
Significant Accounting Policies [Line Items]
Significant Accounting Policies

2.  Significant Accounting Policies

Basis of Accounting

The accompanying financial statements of the Plan were prepared using the accrual basis of accounting.

Payment of Benefits

Benefits are recorded when paid.

Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires Plan management to make estimates and assumptions that affect the reported amounts of assets and liabilities therein, and disclosures of contingent assets and liabilities. Accordingly, actual results may differ from those estimates.

Administrative Expenses

The Plan’s administrative expenses are primarily paid by participants. Fees related to the administration of notes receivable from participants are charged directly to the participant’s account and are included in administrative expenses. Investment management or related fees associated with certain investment fund options are paid by participants.

Investments

Investments are recorded in the accompanying financial statements at fair value as disclosed in Note 4. All assets of the Plan are held by the trustee and are segregated from the assets of the Company.

Purchases and sales of securities are reflected on a trade-date basis. Dividend income is recognized on the ex-dividend date. Interest earned on investments is recognized on an accrual basis. Net appreciation (depreciation) in the fair value of investments includes the Plan’s gains and losses on investments bought and sold as well as held during the year.

Concentrations

At December 31, 2025, investment in the Vanguard Institutional Index Institutional Plus fund of $110,287,129 represented 13% of the Plan’s net assets. At December 31, 2024, investment in the Vanguard Institutional Index fund of $97,518,722 represented 12% of the Plan’s net assets.